UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): (May 3, 2016)

BioTelemetry, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55039	46-2568498
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Cedar Hollow Rd Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Election of Director

On May 3, 2016, the Board of Directors (the “Board”) of Biotelemetry, Inc. (the “Company”) appointed Colin Hill to the Board, filling a Class I vacancy.  Mr. Hill will serve until the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”) or until his successor is duly elected and qualified. In addition, the Board appointed Mr. Hill to the Compensation and Talent Development Committee as well as the Nominating and Corporate Governance Committee of the Board.

Mr. Hill will receive the standard compensation provided to the Company’s non-management directors as described in the Company’s proxy statement filed with the Securities and Exchange Commission for its 2016 Annual Meeting of Stockholders. There are no arrangements or understandings between Mr. Hill and any other persons pursuant to which Mr. Hill was selected as a director, and the Company has not entered into any transactions with Mr. Hill that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 5.07                         Submission of Matters to a Vote of Security Holders.

On May 3, 2016, the Company held its 2016 Annual Meeting. At the Annual Meeting, the Company’s stockholders elected each of the two (2) nominees for director and voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2016. There were 27,633,954 shares of common stock entitled to be voted. There were 23,363,291 shares voted in person or by proxy. The proposals are described in detail in the Company’s Definitive Proxy Statement.

Proposal 1

The Company’s stockholders elected two directors to the Board to serve for a three year term until the 2019 annual meeting of stockholders.  The votes regarding this proposal are as follows:

	Votes For	Votes Withheld

Rebecca W. Rimel	17,830,277	356,306
Robert J. Rubin, M.D.	17,560,317	626,266

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016. The votes regarding this proposal are as follows:

Votes For	Votes Against	Abstain
23,063,453	288,762	11,075

Item 7.01. Regulation FD Disclosure.

On May 6, 2016, the Company issued a press release announcing Mr. Hill’s appointment to the Board of Directors as discussed in Item 5.02 of this Form 8-K. A copy of our press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act

Item 9.01                   Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release by the Company, dated May 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTelemetry, Inc.

May 6, 2016	By:	/s/ Peter Ferola
Name: Peter Ferola
Title: Senior Vice President and General Counsel